Provisions	12 Months Ended
Dec. 31, 2020
Disclosure of provisions [text block] [Abstract]
Provisions
15.	Provisions

This caption is made up as follows:

	Workers’ profit-sharing	Long-term incentive plan	Quarry Rehabilitation provision	Provision of legal contingencies	Total
	S/(000)	S/(000)	S/(000)	S/(000)	S/(000)
At January 1, 2019	14,341	36,000	1,489	1,222	53,052
Additions, note 23	15,169	6,523	-	693	22,385
Unwinding of discounts, note 26	-	118	340	-	458
Payments and advances	(15,607)	(34,127)	-	-	(49,734)

At December 31, 2019	13,903	8,514	1,829	1,915	26,161

Current portion	13,903	2,700	-	1,915	18,518
Non-current portion	-	5,814	1,829	-	7,643

	13,903	8,514	1,829	1,915	26,161

At January 1, 2020	13,903	8,514	1,829	1,915	26,161
Additions, note 23	9,513	5,759	7,775	1,175	24,222
Exchange difference	-	-	728	-	728
Unwinding of discounts, note 26	-	343	84	-	427
Payments and advances	(14,036)	(2,526)	(255)	-	(16,817)

At December 31, 2020	9,380	12,090	10,161	3,090	34,721

Current portion	9,380	-	-	-	9,380
Non-current portion	-	12,090	10,161	3,090	25,341

	9,380	12,090	10,161	3,090	34,721

Workers’ profit sharing -

In accordance with Peruvian legislation, the Group is obliged to pay between 8% and 10% of annual taxable income. Distributions to employees under the plan are based 50% on the number of days that each employee worked during the preceding year and 50% on proportionate annual salary levels.

Long-term incentive plan -

In 2011, the Group implemented a compensation plan for its key management. This long-term benefit is payable in cash, based on the salary of each officer and depends on the years of service of each officer in the Group. According to the latest plan update, the executive would receive the equivalent of an annual salary for each year of service beginning to accrue from 2019. This benefit accrues and accumulates for each officer and is payable in two moments: the first payment will be made on the sixth year since the creation of this bonuses plan, and the last payment at the end of the ninth year from the creation of the plan. If the executive decides to voluntarily leave the Group before a scheduled distribution, he will not receive this compensation. In accordance with IAS 19, the Group used the Projected Unit Credit Method to determine the present value of this deferred obligation and the related current deferred cost, considering the expected increases in salary base and the corresponding current government bond discount rate (risk-free rate).

Quarry Rehabilitation provision -

As of December 31, 2020 and 2019, corresponds to the provision for the future costs of rehabilitating the quarries utilized in connection with the Company’s operations. The provision has been created based on studies undertaken by internal specialists. Management believes that the assumptions used, based on current economic environment, are a reasonable basis upon which to estimate the future liability. These estimates are reviewed regularly to consider any material change to the assumptions. However, actual quarry rehabilitation costs will ultimately depend upon future market prices for the necessary decommissioning works required to reflect future economic conditions.

Future cash flows were estimated from financial budgets approved by senior management. The range of dollar risk free discount rates used in the calculation of the present value of this provision as of December 31, 2020 was 0.06% to 1.65%, respectively.

Management expects to incur a significant part of this obligation in the medium and long-term. The Group estimates that this liability is sufficient according to the current environmental protection laws approved by the Ministry of Energy and Mines.